         EXHIBIT 99(B) CERTIFICATION OF CHIEF EXECUTIVE OFFICER (SS.906)

      I, Albert A. Canosa, Chief Executive Officer of Raytech Corporation (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

      1. The quarterly report on Form 10-Q of the Company for the period ended September 29, 2002 fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in such Form 10-Q fairly presents, in accordance with United States generally accepted accounting principles, in all material respects, the financial condition and results of operations of the Company.

      IN WITNESS WHEREOF, I have executed this Certification this 13th day of November, 2002.

                                                         /s/ALBERT A. CANOSA
                                                         -----------------------
                                                         Albert A. Canosa
                                                         President and
                                                         Chief Executive Officer


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